Exhibit T3A.2.21

FILED In the Office of the Secretary of State of Texas JUL 18 1984 Clerk F Corporations Section

ARTICLES OF INCORPORATION

OF

KATZ & BESTHOFF #508, INC.

The undersigned natural person of the age of eighteen (18) years or more, without regard to place of residence, domicile or organization, acting as incorporator of a corporation (hereinafter referred to as the “Corporation”), under the Texas Business Corporation Act (hereinafter referred to as the “Act”), does hereby adopt the following Articles of Incorporation for such Corporation.

ARTICLE ONE

NAME

The name of the Corporation is KATZ & BESTHOFF #508, INC.

ARTICLE TWO

DURATION

The period of existence of the Corporation is perpetual.

ARTICLE THREE

PURPOSES AND POWERS

Section 3.01.         Purposes and Powers in Addition to Statutory Powers: The purposes for which the Corporation is organized, and the powers, in addition to the general powers conferred by the Act, which the Corporation shall be entitled to exercise, all subject to the limiting provisions set forth in Section 3.03 of this Article are:

(a)            To manufacture or otherwise produce, purchase, compound, prepare and sell all kinds of drugs, chemicals and medicines; physicians’ and surgeons’ supplies and instruments; crutches, artificial limbs, splints, rubber goods and all supplies, appliances and conveniences required by invalids; paints and the ingredients therefor, dyes, colors, soaps, cosmetics, perfumes, toilet supplies, stationery and stationery supplies , novelties, tobacco in all forms, ices, ice cream, confectionery and soft drinks. To fill prescriptions; maintain news stands, soda fountains, lunch counters and in general do everything pertaining to the drug store and pharmacy business.

(b)            To lease, let, rent, sell, manage or otherwise operate real properties.

(c)            To engage in and transact all business and all activities for which a corporation may be organized and operated under the Act and subject to the provisions of the Texas Miscellaneous Corporation Laws Act.

(d)            To have and to exercise all powers which may be granted to corporations organized under the Act, and subject to the provisions of the Act, whether granted by specific authority or by construction of law.

Section 3.02.         Direction of Purposes and Exercise of Powers of Directors: Subject to any limitations or restrictions imposed by the Act, by other law, or by these Articles of Incorporation, the Board of Directors hereby is authorized to direct the purposes set forth in this Article and to exercise all the powers of the Corporation without previous authorization or subsequent approval by the Shareholders; and all parties dealing with the Corporation shall have the right to rely on any action taken by the Corporation pursuant to such action by the Board of Directors.

Section 3.03.         Limiting Provisions: Nothing in these Articles of Incorporation is to be construed as authorizing or attempting to authorize the Corporation:

(a)            To transact any business in the State of Texas expressly prohibited by any law of the State of Texas;

(b)            To engage in any activity in the State of Texas which cannot lawfully be engaged in without first obtaining a license under the laws of the State of Texas, and which license cannot be granted to a corporation;

(c)            To take any action in violation of the Anti-Trust Laws of the State of Texas; or

(d)            To take any action in violation of Part Four of the Texas Miscellaneous Corporation Laws Act.

ARTICLE FOUR

AUTHORIZED SHARES

Section 4.01.         The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1,000) without par value, all of which shares shall be known as “Common Stock”.

ARTICLE FIVE

INITIAL CONSIDERATION FOR ISSUANCE OF SHARES

The Corporation will not commence or transact any business or incur any indebtedness except such as shall be incidental to its organization or to obtaining subscriptions to or payment for its shares, until it has received for the issuance of its shares consideration of the value of at least One Thousand and No/100 Dollars ($1,000.00), consisting of money, labor done or property actually received.

ARTICLE SIX

RIGHTS OF DIRECTORS AND

OFFICERS TO DEAL WITH CORPORATION

No Director and no Officer of the Corporation shall be disqualified by reason of his office from dealing with or contracting with the Corporation, either as vendor, seller, purchaser, vendee, buyer, mortgagee, mortgagor, or otherwise; and no transaction of this Corporation shall be void or voidable by reason of the fact that the Director or Officer of any firm in which a Director or Officer of this Corporation is a member, or any corporation of which a Director or Officer of this Corporation is a shareholder or a director or officer, is in any way interested in such transaction.

ARTICLE SEVEN

DENIAL OF PREEMPTIVE RIGHTS

Provisions limiting or denying shareholders the preemptive right to acquire additional or treasury shares of the Corporation are:

No shareholder shall be entitled, as a matter of right, to subscribe for, purchase or receive any shares of stock or any rights or options of the Corporation which it may issue or sell, whether out of the number of shares authorized by these Articles of Incorporation or by amendment thereof, or out of the shares of the stock of the Corporation acquired by it after the issuance thereof, nor shall any shareholder be entitled, as a matter of right, to subscribe for, purchase or receive any bonds, debentures or other securities which the Corporation may issue or sell that shall be convertible into or exchangeable for stock, or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligations the right to subscribe for, purchase or receive from the Corporation any shares of its authorized capital stock; but all such additional issues of stock, rights and options or of bonds, debentures or other securities convertible into, or exchangeable for, stock or to which warrants shall be attached or appertain or which shall confer upon the holder the right to subscribe for, purchase or receive any shares of stock, may be issued, optioned for, and sold or disposed of by the Corporation pursuant to resolution of its Board of Directors to such persons, firms or corporations and upon such terms as may be lawful and may to such Board of Directors seem proper and advisable, without first offering such stock or securities or any part thereof to the shareholders. The acceptance of stock in the Corporation shall be a waiver of any preemptive rights or preferential rights which, in the absence of this provision might otherwise be asserted by shareholders of the Corporation or any of them.

ARTICLE EIGHT

PROHIBITION OF CUMULATIVE VOTING

At each election for Directors, every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has the right to vote, but it is prohibited for any shareholder to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by his shares shall equal, or by distributing such votes on such principle among any number of such candidates.

ARTICLE NINE

PROVISIONS FOR REGULATION OF THE

CORPORATION AND ITS INTERNAL AFFAIRS

The following provisions are set forth for the regulation of the Corporation and its internal affairs to the extent that such provisions are not inconsistent with the law:

Section 9.01.         By-Laws: The power to alter, amend or repeal the By-Laws and to adopt new By-Laws shall be vested in the Board of Directors and in the shareholders entitled to vote for the election of Directors; provided, however, that any By-Law or amendment thereto as adopted by the Board of Directors may be altered, amended or repealed, or a new By-Law in lieu thereof may be adopted, by vote of such shareholders; but no By-Law which has been altered, amended or adopted by vote of such shareholders may be altered, amended or repealed by the Board of Directors, nor may the substance of any By-Law repealed by vote of such shareholders be again adopted by the Board of Directors until one year shall have expired since such action by vote of such shareholders.

Section 9.02.         Other Provisions: Other provisions for the regulation of the Corporation and its internal affairs not inconsistent with law or these Articles of Incorporation may be set forth in the By-Laws, including, but not limited to, provisions regulating and providing for compensation of directors, interest of directors in contracts, provisions for working capital, liability and indemnification of directors, officers and employees, removal and discharge of directors, officers, agents and employees, and voting of shares by proxy. All rights of the shareholders, directors, officers, agents and employees of the Corporation shall be deemed subject to all provisions of the By-Laws to the fullest extent permitted by law.

ARTICLE TEN

INITIAL REGISTERED OFFICE AN AGENT

The post office address of the initial registered office of the Corporation and the name of the initial registered agent of the Corporation at such address are:

Registered Agent	Registered Office
C T Corporation System	811 Dallas Avenue
Houston, Texas 77002

ARTICLE ELEVEN

DIRECTORS

Section 11.01.         Number:  The Board of Directors of the Corporation shall consist of one or more members. The number of Directors shall be fixed by the By-Laws and may be increased or decreased by amendment of the By-Laws; but no decrease shall have the effect of shortening the term of any incumbent Director. In the absence of a By-Law fixing the number of Directors, the number shall be identical to the number of initial Directors.

Section 11.02.         Qualifications:  The Directors need not be residents of the State of Texas or shareholders of the Corporation.

Section 11.03.         Initial Directors:  The number, names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders, or until their successors are elected and have qualified, are:

Number:         eight (8)

Name	Address

Sydney J. Besthoff, III	K & B Plaza
Lee Circle
New Orleans, LA 70130

Charles Stich	K & B Plaza
Lee Circle
New Orleans, LA 70130

Jac Stich	K & B Plaza
Lee Circle
New Orleans, LA 70130

Walter Feltman	K & B Plaza
Lee Circle
New Orleans, LA 70130

C. T. Althans	K & B Plaza
Lee Circle
New Orleans, LA 70130

Walda B. Besthoff	K & B Plaza
Lee Circle
New Orleans, LA 70130

Virginia F. Besthoff	K & B Plaza
Lee Circle
New Orleans, LA 70130

Valerie Anne Besthoff	K & B Plaza
Lee Circle
New Orleans, LA 70130

ARTICLE TWELVE

INCORPORATOR

The name and address of the Incorporator of the Corporation is:

Name	Address
Sydney J. Besthoff, III	K & B Plaza
Lee Circle
New Orleans, LA 70130

IN WITNESS WHEREOF, I have hereunto set my hand this the 11th day of July, A.D., 1984.

/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III

SWORN TO July 11, 1984.

[SEAL]

/s/ Albert Mintz
Notary Public in and for The State of Louisiana

ALBERT MINTZ
Printed Name of Notary Commission Expires at Death

FILED In the Office of the Secretary of State of Texas SEP 30 1986 Clerk II-G Corporations Section

ARTICLES OF AMENDMENT BY THE SHAREHOLDERS

TO THE

ARTICLES OF INCORPORATION

OF

KATZ & BESTHOFF #508, INC.

Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which changes the name of the corporation.

ARTICLE ONE

The name of the Corporation is KATZ & BESTHOFF #508, INC.

ARTICLE TWO

The following amendement to the Articles of Incorporation was adopted by the Shareholders of the corporation on September 10, 1986:

Article One of the Articles of Incorporation is hereby amended so as to read as follows:

“ARTICLE ONE

NAME

The name of the Corporation is K&B TEXAS CORPORATION.”

ARTICLE THREE

The number of shares of the corporation outstanding at the time of such adoption was forty (40); and the number of shares entitled to vote thereon was forty (40).

ARTICLE FOUR

The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendment.

ARTICLE FIVE

No classification or cancellation of issued shares provided for in the amendment shall be affected by said amendment. New certificates will be issued in exchange for the old certificates being surrendered on a one for one basis to reflect the name change of the corporation.

ARTICLE SIX

The amendment does not affect a change in the amount of stated capital.

DATED: September 10, 1986.

KATZ & BESTHOFF #508, INC.

By	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III,
President

By	/s/ Virginia F. Besthoff
Virginia F. Besthoff,
Secretary

THE STATE OF LOUISIANA	:
:
PARISH OF Orleans	:

I, Carolyn M. Treuting, a Notary Public, do hereby certify that on this 10 day of September, 1986, personally appeared before me SYDNEY J. BESTHOFF, III, who declared that he is President of the Corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Carolyn M. Treuting
Notary Public in and for
The State of Louisiana

CAROLYN M. TREUTING NOTARY PUBLIC Parish of Orleans, State of Louisiana My Commission is issued for life
Printed Name of Notary and
Expiration Date of Commission

THE STATE OF LOUISIANA	:
:
PARISH OF Orleans	:

I, Carolyn M. Treuting, a Notary Public, do hereby certify that on this 10 day of September, 1986, personally appeared before me VIRGINIA F. BESTHOFF, who declared that she is Secretary of the Corporation executing the foregoing document, and being first duly sworn, acknowledged that she signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

/s/ Carolyn M. Treuting
Notary Public in and for
The State of Louisiana

CAROLYN M. TREUTING NOTARY PUBLIC Parish of Orleans, State of Louisiana My Commission is issued for life
Printed Name of Notary and
Expiration Date of Commission

STATEMENT OF UNANIMOUS CONSENT OF SHAREHOLDERS

(In lieu of Special Meeting of Shareholders)

OF

KATZ & BESTHOFF #508, INC.

[Pursuant to Article 9.10(a) of the

Texas Business Corporation Act]

WE, the undersigned, being all of the Shareholders of KATZ & BESTHOFF #508, INC., do hereby consent that when we have signed the Statement of Unanimous Consent, or an exact counterpart thereof, the following resolutions shall then be deemed to be adopted to the same extent, and to have the same effect, as if adopted at the special meeting of the Shareholders of KATZ & BESTHOFF #508, INC. duly called and held for the purpose of acting upon the proposal to adopt such resolutions.

RESOLUTION NO. 1 - Adopt Articles of Merger.

WHEREAS, it is deemed to be in the best interest of the Corporation and its Shareholders to adopt the terms and conditions of the Plan and Agreement of Merger between KATZ & BESTHOFF #501, INC., KATZ & BESTHOFF #502, INC., KATZ & BESTHOFF #503, INC., KATZ & BESTHOFF #504, INC., KATZ & BESTHOFF #505, INC., KATZ & BESTHOFF #506, INC., KATZ & BESTHOFF #507, INC. AND KATZ & BESTHOFF #508, INC.; and

BE IT RESOLVED, that the Shareholders of the Corporation do hereby adopt the Plan and Agreement of Merger attached hereto as Exhibit “A” and hereby incorporated for all purposes.

RESOLUTION NO. 2 - Authorize Name Change.

WHEREAS, it is deemed to be in the best interest of the Corporation to amend Article One of the Articles of Incorporation to change the name of the Corporation to K&B Texas Corporation; therefore

BE IT RESOLVED, that the Shareholders of the Corporation do hereby amend Article One of the Articles of Incorporation to change the name of the Corporation to K&B Texas Corporation;

BE IT FURTHER RESOLVED, that the Shareholders of the Corporation do hereby instruct the Directors and Officers of the Corporation to take all steps necessary to put into effect the Plan and Agreement of Merger.

DATED September 10, 1986.

K & B, LIMITED,
a Louisiana Corporation

/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

FILED In the Office of the Secretary of State of Taxes SEP 30 1986 Clerk IV-P Corporations Section

ARTICLES OF MERGER OF DOMESTIC CORPORATIONS

Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

1.            The Plan of Merger attached hereto and hereby incorporated herein by reference was approved by the share-holders of each of the undersigned corporations in the manner prescribed by the Texas Business Corporation Act.

2.            As to each undersigned corporation, the number of shares outstanding are as follows:

Name of Corporation	Number of Shares Outstanding
Katz and Besthoff #501, Inc.	40
Katz and Besthoff #502, Inc.	40
Katz and Besthoff #503, Inc.	40
Katz and Besthoff #504, Inc.	40
Katz and Besthoff #505, Inc.	40
Katz and Besthoff #506, Inc.	40
Katz and Besthoff #507, Inc.	40
Katz and Besthoff #508, Inc.	40

3.            As to each undersigned corporation, the number of shares voted for and against such plan, respectively, are as follows:

Name of Corporation	Voted For	Voted Against
Katz and Besthoff #501, Inc.	40	None
Katz and Besthoff #502, Inc.	40	None
Katz and Besthoff #503, Inc.	40	None
Katz and Besthoff #504, Inc.	40	None
Katz and Besthoff #505, Inc.	40	None
Katz and Besthoff #506, Inc.	40	None
Katz and Besthoff #507, Inc.	40	None
Katz and Besthoff #508, Inc.	40	None

Dated September 10th, 1986.

KATZ AND BESTHOFF #501, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #502, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #503, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #504, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #505, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #506, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #507, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

KATZ AND BESTHOFF #508, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

By:	/s/ Virginia F. Besthoff
Virginia F. Besthoff, Secretary

THE STATE OF LOUISIANA	:
:
PARISH OF Orleans	:

This instrument was acknowledged before me on the 10th day of September, 1986, by SYDNEY J. BESTHOFF, III, PRESIDENT OF KATZ AND BESTHOFF #501, INC., KATZ AND BESTHOFF #502, INC., KATZ AND BESTHOFF #503, INC., KATZ AND BESTHOFF #504, INC., KATZ AND BESTHOFF #505, INC., KATZ AND BESTHOFF #506, INC., KATZ AND BESTHOFF #507, INC., KATZ AND BESTHOFF #508, INC., and by VIRGINIA F. BESTHOFF, SECRETARY OF KATZ AND BESTHOFF #501, INC., KATZ AND BESTHOFF #502, INC., KATZ AND BESTHOFF #503, INC., KATZ AND BESTHOFF #504, INC., KATZ AND BESTHOFF #505, INC., KATZ AND BESTHOFF #506, INC., KATZ AND BESTHOFF #507, INC., KATZ AND BESTHOFF #508, INC., a Texas Corporation, on behalf of said Corporation.

/s/ Carolyn M. Treuting
Notary Public in and for
the state of Louisiana

CAROLYN M. TREUTING
NOTARY PUBLIC
Parish of Orleans, State of Louisiana
My Commission is issued for Life.
Printed Name of Notary Public
and Expiration Date of Commission

PLAN AND AGREEMENT OF MERGER

Katz and Besthoff #501, Inc.; Katz and Besthoff #502, Inc.; Katz and Besthoff #503, Inc.; Katz and Besthoff #504, Inc.; Katz and Besthoff #505, Inc.; Katz and Besthoff #506 Inc.; and Katz and Besthoff #507 Inc. all Texas corporations, (hereinafter referred to collectively as the “Non-Surviving Corporations”) and Katz and Besthoff #508, Inc., a Texas corporation (hereinafter referred to as the “Surviving Corporation”) agree as follows (the “surviving corporation and the Non-surviving Corporations hereinafter referred to as the “constituent Corporations”):

ARTICLE 1

PLAN OF REORGANIZATION

Pursuant to the provisions of Articles 5.01 through 5.13 of the Texas Business Corporation Act and Section 368 (a) (1) (A) of the Internal Revenue Code, the constituent corporations adopt the following Plan of Merger:

(1)            Katz and Besthoff #501, Katz and Besthoff #502, Inc.; Katz and Besthoff #503, Inc. Katz and Besthoff #504, Inc. Katz and Besthoff #505,Inc.; Katz and Besthoff #506, Inc.; and Katz and Besthoff #507, Inc. shall be merged with and into Katz and Besthoff #508,Inc. to exist and be governed by the laws of the State of Texas.

(2)            The name of the Surviving Corporation shall be K & B Texas Corporation.

(3)            When this agreement shall become effective, the separate existence of the Non-Surviving Corpora-tions shall cease and the Surviving corporation shall succeed, without other transfer, to all of the rights and property of the Non-Surviving Corporations and shall be subject to all the debts and labilities of such corporations in the same manner as if the surviving Corporation had itself incurred them. All rights of creditors and all liens upon the property of each constituent corporation shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the merger.

(4)            The surviving corporation will carry on business with the assets of the Non-Surviving Corporations, as well as with the assets of Katz and Besthoff #508, Inc.

(5)            The shareholders of the Non-Surviving Corporations will surrender all of their shares in the manner hereinafter set forth.

(6)            In exchange for the shares of the Non-Surviving Corporations surrendered by its share-holders, the surviving corporation will issue and transfer to such shareholders on the basis hereinafter set forth, shares of its common stock. K & B Texas Corporation will amend its Articles of Incorporation as hereinafter set forth to provide for issuance of such shares of common stock to be used in the exchange, if necessary.

(7)            The shareholders of Katz and Besthoff #508, Inc., will retain their shares as shares of the Surviving Corporation.

Effective Date

The effective date of the merger, hereinafter referred to as the “Effective Date” shall be the date when a certificate of merger is issued by the Secretary of State of the State of Texas.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF CONSTITUENT CORPORATIONS

Non-Survivor

The Non-Surviving Corporations represent and warrant to the Surviving Corporation as follows:

(1)            The Non-Surviving Corporations are duly organized, validly existing, and in good standing under the laws of the State of Texas, with corporate power and authority to own property and carry on their business as it is now being conducted.

(2)            The Non-Surviving Corporations each have an authorized capitalization of ONE THOUSAND (1,000) shares of common stock, each without par value, of which on the date hereof, forty (40) shares are validly issued and outstanding, fully paid and non-assessable.

Survivor

The Surviving corporation represents and warrants to the Non-Surviving Corporations as follows:

(1)            The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of, Texas, with corporate power and authority to own property and carry on its business as is now being conducted.

(2)            The Surviving Corporation has an authorized capitalization of ONE THOUSAND (1,000) shares of common stock, each without par value. As of the date of this agreement, forty (40) shares are validly issued and outstanding, fully paid, and non-assessable.

ARTICLE 3

COVENANTS, ACTIONS, AND OBLIGATIONS

PRIOR TO THE EFFECTIVE DATE

Interim Conduct of Business; Limitations

(1)            Except as Limited by Subparagraph (2) of this paragraph, pending consummation of the merger, each of the ‘Constituent Corporations will carry on its business in substantially the same manner as heretofore and will use its best efforts to maintain its business organization intact, to retain present employees, and to maintain its relationships with suppliers and others having business relationships with it.

(2)            Except with the prior consent in writing of the Surviving Corporation, pending consummation of the merger, the Non-Surviving Corporations shall not:

(a)            Declare or pay any dividend or make any other distribution on its shares.

(b)            Create or issue any indebtedness for borrowed money,

(c)            Enter into any transaction other than those involved in carrying on its business in the ordinary course of business.

Submission to Shareholders and Filing

This Agreement shall be submitted separately to the shareholders of the Constituent Corporations in the manner provided by the laws of the State of Texas for approval.

ARTICLE 4

MANNER AND BASIS OF CONVERTING SHARES

Manner

(1)            On the Effective Date, each share of the common stock of the Non-Surviving Corporations outstanding as of the Effective Date shall be converted into one fully paid and non-assessable share of common stock of ‘the Surviving Corpora-tion, without any action on the part of the holder thereof.

(2)            After the Effective Date of the Merger, each holder of an outstanding certificate which prior thereto represented shares of the common stock of the Non-Surviving Corporations shall be entitled, upon surrender thereof to any transfer agent for the common stock of the Surviving Corporation, to receive in exchange therefor a certificate or certificates representing the number of whole shares of common stock of the Surviving Corporation into which the shares of the common stock of the Non-Surviving Corporations so surrendered shall have been converted as aforesaid, of such denominations and registered in such names as such holder may request. Until so surrendered, each such outstanding certificate which, prior to the Effective Date of the Merger, represented shares of the common stock of the Non-Surviving Corporations shall for all purposes evidence the ownership of the shares of common stock of the Surviving Corporation into which such shares shall have been so converted.

(3)           All shares of common stock of the Surviving Corporation into which shares of the common stock of the Non-Surviving Corporations shall have been converted pursuant to this Article 4 shall be issued in full satisfaction of all rights pertaining to such converted shares, subject, however, to the obligation of the Surviving Corporation to pay such dividends, if any, as may have been declared by the Non-Surviving Corporations on such shares of the common stock of the Non-Surviving Corporations and as remain unpaid at the Effective Date of the Merger.

(4)           If any certificate for shares of capital stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to the Surviving Corporation or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of capital stock of the Surviving Corporation in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of the Surviving Corporation or any agent designated by it that such tax has been paid or is not payable.

ARTICLE 5

DIRECTORS AND OFFICERS

Directors and Officers of the Surviving Corporation

On the Effective Date, the names of the Directors and principal officers of the Surviving Corporation who shall hold office until the next annual meeting of the shareholders of the Surviving Corporation or until such time as their respective successors have been elected or appointed and qualified are:

(1)	Directors: Sydney J. Besthoff, III Charles Stich Jac Stich Walda B. Besthoff Virginia F. Besthoff Valerie A. Besthoff James J. LeBlanc Ronald J. Dyer	(2)

Officers:

Sydney J. Besthoff, III,
Chairman of the Board,
President and C.E.O.

Jac Stich, Vice Chairman of
the Board and 1st V.P.

Charles Stich, Senior V.P.

James J. LeBland, V.P.,
Operations Director

Ronald J. Dyer, Treasurer

Virginia F. Besthoff,
Secretary

ARTICLE 6

ARTICLES OF INCORPORATION

Articles of the Surviving Corporation

The Articles of the Surviving Corporation, as existing on the Effective Date of the merger, shall continue in full force as the Articles of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

ARTICLE 7

BYLAWS

Bylaws of the Surviving Corporation

The Bylaws of the Surviving Corporation, as existing on the Effective Date of the merger, shall continue in full force as the Bylaws of the Surviving Corporation until altered, amended, or repealed as provided therein or as provided by law.

ARTICLE 8

MISCELLANEOUS PROVISIONS

Other Provisions with Respect to Merger

(1)            This Plan shall be submitted to the stockholders of each Constituent Corporation as provided by the applicable laws of the State of Texas. After the approval or adoption thereof by the stockholders of each Constituent Corporation in accordance with the requirements of the laws of the State of Texas, all required documents shall be executed, filed and recorded and 'all required acts shall be done in order to accomplish the merger under the provisions of the applicable statutes of the State of Texas.

(2)            This Plan may be terminated at any time prior to the Effective Date of the Merger, whether before or after action thereon by the stockholders of the Constituent Corporations, by mutual consent of the Constituent Corporations, expressed by action of the respective Boards of Directors.

(3)            Each Constituent Corporation shall bear and pay all costs and expenses incurred by it or on its behalf (including without limitation fees and expenses of financial consultants, accountants and counsel) in connection with the consummation of the merger.

(4)            The Surviving Corporation, from and after the Effective Date of the Merger, agrees that it may be sued and served with process in the State of Texas in any proceeding for the enforcement of any obligation of the Non-Surviving Corporations and in any proceeding for the enforcement of the rights of a dissenting stockholder of the Non-Surviving Corporations against the Surviving Corporation. The Surviving Corporation appoints C T Corporation System, 811 Dallas Avenue, Houston, Texas, 77002, as its agent to accept service of process in any such proceeding.

ARTICLE 9

INTERPRETATION AND ENFORCEMENT

Approval and Effective Time of the Merger

(1)            The merger shall become effective when all the following actions shall have been taken:

(a)            This Plan shall be adopted and approved on behalf of each Constituent Corporation in accordance with the Texas Business Corporation Act,

(b)            Articles of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and verified in accordance with, the Texas Business Corporation Act, shall be filed in the office of the Secretary of State of the State of Texas, and

(2)            For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument.

(3)            This Plan and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas.

(4)            This Plan cannot be altered or amended pursuant to an instrument in writing signed on behalf of the parties hereto.

IN WITNESS WHEREOF, the Surviving Corporation has caused this Plan to be signed by its President and attested by its Secretary and its corporate seal to be affixed hereto pursuant to authorization contained in a resolution adopted by its Board of Directors approving this Plan, and the Non-Surviving Corporations have caused this Plan, to be signed by each President and attested by each Secretary and each corporate seal to be affixed hereto pursuant to authorization contained in a resolution adopted by each Board of Directors a approving this Plan, all on the date first above written.

EXECUTED on September 10, 1986, at New Orleans, Louisiana.

NON-SURVIVING CORPORATIONS:

KATZ AND BESTHOFF #501, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #502, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #503, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #504, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #505, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #506, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

KATZ AND BESTHOFF #507, INC.

By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

SURVIVING CORPORATION:

KATZ AND BESTHOFF $ 508, INC.

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #501, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #502, INC. :	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #503, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #504, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #505, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #506, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #507, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

APPROVED AND AGREED TO BY THE STOCKHOLDERS OF KATZ AND BESTHOFF #508, INC.:	K & B, LIMITED, a Louisiana corporation

	By:	/s/ Sydney J. Besthoff, III
Sydney J. Besthoff, III, President

FILED In the Office of the Secretary of State of Texas APR 05 2002 Corporations Section

ARTICLES OF MERGER

MERGING

SUPER BEVERAGE OF TEXAS #2, INC.

SUPER BEVERAGE OF TEXAS #3, INC.

SUPER BEVERAGE OF TEXAS #4, INC.

SUPER BEVERAGE OF TEXAS #5, INC.

SUPER BEVERAGE OF TEXAS #6, INC.

(Corporations of the State of Texas)

INTO

K & B TEXAS CORPORATION

(A Corporation of the State of Texas)

FIRST: K & B TEXAS CORPORATION, a corporation organized and existing under the laws of the State of Texas, (hereinafter referred to as the parent corporation), and SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, INC., corporations organized and existing under the laws of the State of Texas (hereinafter referred to as the subsidiary corporations), agree that said SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, INC. shall be merged into said K & B TEXAS CORPORATION. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger.

SECOND: K & B TEXAS CORPORATION, a corporation organized and existing under the laws of the State of Texas, shall survive the merger and shall continue under the name K & B TEXAS CORPORATION.

THIRD: The parties to the articles of merger are SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, INC., corporations organized and existing under the laws of the State of Texas and K & B TEXAS CORPORATION, a corporation organized and existing under the laws of the State of Texas.

FOURTH: No amendment is made to the charter of the surviving corporation as part of the merger.

FIFTH: The total number of shares of stock of all classes which each said SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, has authority to issue is One Thousand (1,000) shares of common stock only of the par value of One Dollar ($1.00) each, of the aggregate par value of One Thousand Dollars ($1,000.00).

The total number of shares of stock of all classes which said K & B TEXAS CORPORATION has authority to issue is One Thousand (1,000) shares of common stock, without par value.

SIXTH: The number of outstanding shares of each class of each SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, the subsidiary corporations and the number of shares of each class owned by K & B TEXAS CORPORATION, the parent corporation are as follows:

Class-Common	Total shares outstanding	Shares owned by parent corporation
SUPER BEVERAGE OF TEXAS #2, INC.	1,000	1,000
SUPER BEVERAGE OF TEXAS #3, INC.	1,000	1,000
SUPER BEVERAGE OF TEXAS #4, INC.	1,000	1,000
SUPER BEVERAGE OF TEXAS #5, INC.	1,000	1,000
SUPER BEVERAGE OF TEXAS #6, INC.	1,000	1,000

SEVENTH: The manner and basis of converting or exchanging issued stock of the merger corporation into different stock or other consideration and the manner of dealing with any issued stock of the merged corporation not to be so converted or exchanged shall be as follows:

All of the issued and outstanding shares of SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, the subsidiary corporations, are owned by K & B TEXAS CORPORATION, the parent corporation, and no shares of the surviving corporation are to be issued or any other consideration given for shares of the SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, the merged corporations, but upon the effective date of the articles of merger, the shares of stock of the merged corporation shall be surrendered for cancellation to K & B TEXAS CORPORATION, the corporation surviving the merger.

EIGHTH: The principal office of said K & B TEXAS CORPORATION, organized under the laws of the State of Texas, is located in Houston, Texas.

NINTH: The merger was duly approved by resolution adopted by a majority vote of the entire board of directors of SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, at a meeting thereof held on February 28, 2002.

The merger was duly approved by resolution adopted by a majority vote of the entire board of directors of K& B TEXAS CORPORATION at a meeting thereof held on February 28, 2002.

TENTH: K & B TEXAS CORPORATION, the parent and surviving corporation, will be responsible for the payment of all fees and franchise taxes of SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6 and will be obligated to pay such fees and taxes if they are not timely paid.

IN WITNESS WHEREOF, SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, and K & B TEXAS CORPORATION, the corporation parties to the merger, have caused these articles of merger to be signed in their respective corporate names and on their behalf by their respective presidents (or vice-presidents) and attested (or witnessed) by their respective secretaries (or assistant secretaries) all as of the 29th day of March, 2002.

SUPER BEVERAGE OF TEXAS #2, INC. SUPER BEVERAGE OF TEXAS #3, INC. SUPER BEVERAGE OF TEXAS #4, INC. SUPER BEVERAGE OF TEXAS #5, INC. SUPER BEVERAGE OF TEXAS #6, INC.

	By	/s/ Robert B. Sari
Robert B. Sari
Vice-President

Attest: (Witness:)

/s/ James Comitale
James Comitale
Assistant Secretary

K & B TEXAS CORPORATION

	By	/s/ Robert B. Sari
Robert B. Sari
Vice-President

Attest: (Witness:)

/s/ James Comitale
James Comitale
Assistant Secretary

THE UNDERSIGNED, Vice-President of SUPER BEVERAGE OF TEXAS #2, INC., SUPER BEVERAGE OF TEXAS #3, INC., SUPER BEVERAGE OF TEXAS #4, INC., SUPER BEVERAGE OF TEXAS #5, INC., and SUPER BEVERAGE OF TEXAS #6, INC., who executed on behalf of said corporations the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his/her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Robert B. Sari
(Robert B. Sari )

THE UNDERSIGNED, Vice-President of K & B TEXAS CORPORATION, who executed on behalf of said corporation the foregoing Articles of Merger, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Merger to be the corporate act of said corporation and further certifies that, to the best of his/her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ Robert B. Sari
(Robert B. Sari )

Filing Number: 71299600

TX102P01 F6.00.01

17142821012 4 17132

TX2017 Ver. 8.0 | 05-102 (Rev.9-15/33)

# Texas Franchise Tax Public Information Report

To be filed by Corporations, Limited Liability Companies (LLC), Limited Partnerships (LP), Professional Associations (PA) and Financial Institutions

Tcode 13196

Taxpayer number

Report year 2017

You have certain rights under Chapter 552 and 559, Government Code, to review, request, and correct information we have on file about you. Contact us at 1-800-252-1381.

Taxpayer name K&B TEXAS CORPORATION

☐ Check box if the mailing address has changed.

Mailing address C O TAX DEPT, PO BOX 839

City CAMP HILL | State PA | ZIP code plus 4 17001

Secretary of State (SOS) file number or Comptroller file number

☐ Check box if there are currently no changes from previous year; if no information is displayed, complete the applicable information in Sections A, B and C.

Principal office SAME AS ABOVE

Principal place of business SAME AS ABOVE

You must report officer, director, member, general partner and manager information as of the date you complete this report.

**Please sign below!** This report must be signed to satisfy franchise tax requirements.

0172101032017

**SECTION A** Name, title and mailing address of each officer, director, member, general partner or manager.

| Name | Title | Director | Term expiration (mm dd yy) |
|---|---|---|---|
| KENNETH C. BLACK | PRESIDENT | ☐ YES | |
| Mailing address C O TAX DEPT, PO BOX 839 | City CAMP HILL | State PA | ZIP Code 17001 |
| SUSAN C. LOWELL | VICE PRESIDENT | ☐ YES | |
| Mailing address C O TAX DEPT, PO BOX 839 | City CAMP HILL | State PA | ZIP Code 17001 |
| MATTHEW SCHROEDER | TREASURER | ☐ YES | |
| Mailing address C O TAX DEPT, PO BOX 839 | City CAMP HILL | State PA | ZIP Code 17001 |

**SECTION B** Enter information for each corporation, LLC, LP, PA or financial institution, if any, in which this entity owns an interest of 10 percent or more.

| Name of owned (subsidiary) corporation, LLC, LP, PA or financial institution | State of formation | Texas SOS file number, if any | Percentage of ownership |
|---|---|---|---|
| | | | |
| | | | |

**SECTION C** Enter information for each corporation, LLC, LP, PA or financial institution, if any, that owns an interest of 10 percent or more in this entity.

| Name of owned (parent) corporation, LLC, LP, PA or financial institution | State of formation | Texas SOS file number, if any | Percentage of ownership |
|---|---|---|---|
| RITE AID CORPORATION | DE | | 100 |

Registered agent and registered office currently on file. (see instructions if you need to make changes)

Agent: CT CORP SYSTEM

You must make a filing with the Secretary of State to change registered agent, registered office or general partner information.

Office: 1999 BRYAN STREET, SUITE 900 | City DALLAS | State TX | ZIP Code 75201

The information on this form is required by Section 171.203 of the Tax Code for each corporation, LLC, LP, PA or financial institution that files a Texas Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.

I declare that the information in this document and any attachments is true and correct to the best of my knowledge and belief, as of the date below, and that a copy of this report has been mailed to each person named in this report who is an officer, director, member, general partner or manager and who is not currently employed by this or a related corporation, LLC, LP, PA or financial institution.

sign here: Susan C. Lowell (signature) SUSAN C. LOWELL | Title V.P. TAX | Date 5/12/17 | Area code and phone number 717-761-2633

Texas Comptroller Official Use Only

VE/DE ☐ PIR IND ☐

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